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            FIRST AMENDMENT, dated July 19, 2000 (the "First Amendment"), to
EQUITY LINE OF CREDIT AGREEMENT, dated as of June 14, 2000 (the "Agreement"), by and between CALP II LIMITED PARTNERSHIP (the "Investor") and JAGNOTES.COM INC. (the "Company"). If not otherwise defined, capitalized terms used herein have the meanings ascribed to them in the Agreement.

            WHEREAS, the parties hereto desire to amend the Agreement to provide for a minimum monthly Advance during the Commitment Period.

            NOW, THEREFORE, the parties hereto hereby agree as follows:

            1.1. Advances. Section 2.2(a) shall be amended by adding the following sentence at the end thereof:

            Notwithstanding any limitation imposed by the Maximum Advance Amount, the Company may request an Advance of any amount up to and including $350,000, net of the ten percent commission payable to Thompson Kernaghan & Co., Ltd. and The May Davis Group, Inc., in each Advance Notice delivered to the Investor.

            1.2. Other Provisions. All other provisions of the Agreement shall remain in full force and effect without change.

            1.3. Counterparts. This First Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

            IN WITNESS WHEREOF, this First Amendment has been duly executed and delivered by a duly authorized officer of each party hereto as of the date first above written.

                                          CALP II LIMITED PARTNERSHIP


                                                /s/  M. McKinnon
                                             -----------------------------------
                                               By: M. McKinnon
                                                   (On Behalf of VMH Investment
                                                    Management Group)


                                          JAGNOTES.COM INC.


                                          By:   /s/ Stephen Schoepfer
                                             -----------------------------------
                                               Name: Stephen Schoepfer
                                               Title:   Chief Operating Officer